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                                                                   EXHIBIT 10.11

                                                          Date: October 26, 2001

                                LIMITED GUARANTY


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BANK:                                                          GUARANTOR:

Bank of America, N.A.                                          MARSHALL B. HUNT
101 North Tryon Street
NC1-001-13-26
Charlotte, North Carolina 28255








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"BORROWER":  HORIZON MEDICAL PRODUCTS, INC.

1. GUARANTY. FOR VALUE RECEIVED, and to induce Bank of America, N.A. ("Bank") to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower, the undersigned "Guarantor", if more than one, then each of them jointly and severally, hereby becomes surety for and irrevocably and unconditionally guarantees to Bank prompt payment in an amount as provided herein, when due, whether by acceleration or otherwise, of the Liabilities of Borrower to Bank except as limited below. This Guaranty is cumulative to and does not supersede any other guaranties.

         This Guaranty is continuing and limited to the amount Bank obtains from the Collateral described in paragraph 15 hereof. Guarantor unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all Obligations (as hereinafter defined) but the foregoing guarantee and other obligations and liabilities hereunder are limited to the amount Bank obtains from the Collateral described in Paragraph 15. The undertakings of Guarantor hereunder are independent of the Liabilities and Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Liabilities and/or Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

Bank shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to the Collateral described in Paragraph 15 pledged by Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of Borrower with respect to any Liabilities or Obligations.

2. PARAGRAPH HEADINGS, GOVERNING LAW AND BINDING EFFECT. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. Guarantor further agrees that this Guaranty shall be governed by and construed in accordance with the laws of the State of Georgia and applicable United States federal law. Guarantor further agrees that this Guaranty shall be deemed to have been made in the State of Georgia at Bank's address indicated above, and shall be governed by, and construed in accordance with, the laws of the State of Georgia, or the United States courts located within the State of Georgia, and is performable in the State of Georgia. This Guaranty is binding upon Guarantor, his, their or its executors, administrators, successors or assigns, and shall inure to the benefit of Bank, its successors, indorsees or assigns. Anyone executing this Guaranty shall be bound by the terms hereof without regard to execution by anyone else.


3.       DEFINITIONS.

         A.       "Guarantor" shall mean Guarantor or any one or more of them.

         B. "Liability" or "Liabilities" shall mean all liabilities, indebtedness, and obligations of Borrower to Bank under that certain Promissory Note dated May 26, 1998, made by Borrower to the order of Bank in the principal face amount of Fifty Million Dollars ($50,000,000) (hereinafter referred to as the "Note"), and under that certain Amended and Restated Credit Agreement, dated as of May 26, 1998, (the "Credit Agreement") as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 11, 1998, the Second Amendment to Amended and Restated Credit Agreement and Waiver dated as of March 31, 1999 the Third Amendment to the Amended and Restated Credit Agreement and Waiver dated March 29, 2000 the Fourth Amendment to the Amended and Restated Credit Agreement and Waiver dated June 6, 2000 the Fifth Amendment to the Amended and Restated Credit Agreement and Waiver dated August 14, 2000 and by that certain Forbearance Agreement dated March 30, 2001, as amended by that certain First Amendment to Forbearance Agreement dated March 31, 2001 and that certain Second Amendment to Forbearance Agreement dated October 16, 2001 and all sums payable under or by virtue thereof, including without limitation, all amounts of principal and interest, all expenses (including reasonable attorney's fees and cost of collection) incurred in the collection



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thereof or the enforcement of rights thereunder. If Borrower is a partnership, corporation or other entity the term "Liability" or "Liabilities" as used herein shall include all Liabilities to Bank of any successor entity or entities.

         C. "Loan Documents" shall mean the Note, the Credit Agreement, this Guaranty and that certain Pledge Agreement of even date herewith with regard to the Collateral described in paragraph 15 hereof.

         D. "Obligation" or "Obligations" shall mean all terms, conditions, covenants, agreements and undertakings of Borrower under the Note and the Credit Agreement.

4. WAIVERS BY GUARANTOR. Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities or Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Bank against Borrower, Guarantor or any other person, any applicable statute of limitations and any other notice to any party liable on any Loan Document (including Guarantor).

Each Guarantor also hereby subordinates to Bank any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Bank against Borrower or against any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Guarantor also waives the benefits of any provision of law requiring that Bank exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of the Official Code of Georgia ss.10-7-24 and the Official Code of Georgia ss.11-3-601, inclusive, as amended, or otherwise.

Bank may at any time and from time to time (whether before or after revocation or termination of this Guaranty) without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liability or Obligation or installment thereof, or any security therefor;
(b) loan additional monies or extend additional credit to Borrower, with or without security, thereby creating new Liabilities or Obligations; however, this Guaranty is limited to the amount Bank obtains from the Collateral described in paragraph 15 hereof; (c) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities or Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner; (e) settle or compromise any Liability or Obligation or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liability of Guarantor hereunder or any Liability or Obligation of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; or (g) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid.

5. SUBORDINATION. Upon demand of Bank, Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless and until all the Liabilities and Obligations shall have been fully paid and performed, and any security interest, liens or encumbrances which Guarantor now has and from time to time hereafter may have upon any of the assets of Borrower shall be made subordinate, junior and inferior and postponed in priority, operation and effect to any security interest of Bank in such assets.

6. WAIVERS BY BANK. No delay on the part of Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Guarantor to Bank in any other respect at any other time.

7. TERMINATION. This Guaranty shall be binding on each Guarantor until written notice of revocation signed by such Guarantor or written notice of the death of such Guarantor shall have been received by Bank, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower, or any one or more of Guarantors. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Bank prior to receipt of such notice. The sole effect of such notice of revocation or termination hereof shall be to exclude from this Guaranty, Liabilities or Obligations thereafter arising that are unconnected with Liabilities or Obligations theretofore arising or transactions entered into theretofore.

In the event of the death of a Guarantor, the liability of the estate of the deceased Guarantor shall continue in full force and effect as to (i) the Liabilities existing at the date of death, and any renewals or extensions thereof, and (ii) loans or advances made to or for the account of Borrower after the date of the death of the deceased Guarantor pursuant to a commitment made by Bank to Borrower prior to the date of such death. As to all surviving Guarantors, this Guaranty shall continue in full force and effect after the death of a Guarantor, not only as to the Liabilities existing at that time, but also as to Liabilities thereafter incurred by Borrower to Bank.


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8.       PARTIAL INVALIDITY AND/OR ENFORCEABILITY OF GUARANTY. The
unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

In the event Bank is required to relinquish or return the payments, the collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liability, by reason of a proceeding arising under the Bankruptcy Code, or for any other reason, this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Bank.

9. CHANGE OF STATUS. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Bank and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity.

10. FINANCIAL AND OTHER INFORMATION. Guarantor agrees to furnish to Bank any and all financial information and any other information regarding Guarantor and/or collateral requested in writing by Bank within ten (10) days of the date of the request. Guarantor has made an independent investigation of the financial condition and affairs of Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Bank as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Bank shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter.

11. NOTICES. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Guarantor or Bank, at their respective addresses indicated at the beginning of this Guaranty, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

12. GUARANTOR DUTIES. Guarantor shall upon notice or demand by Bank promptly and with due diligence pay all Liabilities and perform and satisfy all Obligations for the benefit of Bank in the event of (a) the occurrence of any default under any Loan Documents; (b) the failure of any Borrower or Guarantor to perform any obligation or pay any liability or indebtedness of any Borrower or Guarantor to Bank, or to any affiliate of Bank, under the Note; (c) other than as agreed to or required by Bank in that certain Second Amendment to Forbearance Agreement by and between Borrower, Horizon Acquisition Corp., Strato/infusaid, inc. and Stepic Corporation and Bank, the resignation or withdrawal of any partner or a material owner/Guarantor of Borrower, as determined by Bank in its sole discretion; (d) the commencement of a proceeding against any Borrower or Guarantor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Borrower or Guarantor or the merger or consolidation of any Borrower or Guarantor with or into another entity; (e) the insolvency, or the business failure of, or the appointment of a custodian, trustee, liquidator or receiver for or of any of the property of, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Borrower or Guarantor; (f) the sole determination by Bank that any representation or warranty to Bank in any Loan Document or otherwise to Bank was untrue or materially misleading when made; (g) the failure of Borrower to timely deliver such financial statements including tax returns and all schedules, or other statements of condition or other information, as required by the Loan Documents.

13. REMEDIES. Upon the failure of Guarantor to fulfill its duty to pay all Liabilities and perform and satisfy all Obligations as required hereunder, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Bank may, at its option and without notice or demand: (a) declare any Liability due and payable at once; (b) take possession of the collateral pledged by Guarantor wherever located, and sell, resell, assign, transfer and deliver all or any part of said collateral of Guarantor at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale, and Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said collateral to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker- dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and (c) set-off against any or all liabilities of Guarantor all money owed by Bank or any of its agents or affiliates in any capacity to Guarantor whether or not due, and also set-off against all other Liabilities of Guarantor to Bank all money owed by Bank in any capacity to Guarantor, and if exercised by Bank, Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

14. ATTORNEY FEES, COST AND EXPENSES. Guarantor shall pay all costs of collection and reasonable attorney's fees actually incurred, including reasonable attorney's fees in connection with any suit, mediation or arbitration proceeding, out of Court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, incurred or paid by Bank in enforcing the payment of any Liability or defending this agreement.

15. COLLATERAL. Guarantor contemporaneously herewith shall pledge, assign and grant to Bank a security interest in and title to certain issued and outstanding shares of capital stock of the Borrower owned by the Guarantor and described in the pledge agreement or other collateral instrument dated of even date herewith which collateral shall secure this Guaranty, whether currently existing or arising in the future. Guarantor agrees to execute such pledge agreements, financing statements and other documents as Bank may reasonably require or request to obtain and perfect its security interest in said collateral.


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16.      PRESERVATION OF PROPERTY. Bank shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities and Obligations as against prior parties who may be liable in connection therewith, and Borrower and Guarantor hereby agree to take any such steps. Bank, nevertheless, at any time, may (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Bank therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Bank to secure Borrower and/or Guarantor's Liabilities to Bank;
(c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Obligations or Liabilities of Guarantor.


17. CONTROLLING DOCUMENT. To the extent that this Limited Guaranty conflicts with or is in any way incompatible with any other Loan Document concerning this Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

18. EXECUTION UNDER SEAL. This Guaranty is being executed under seal by Guarantor.

19. NOTICE OF FINAL AGREEMENT. THIS WRITTEN LIMITED GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

20. DOES NOT SUPERCEDE. THIS LIMITED GUARANTY DOES NOT SUPERCEDE ANY PREVIOUS GUARANTY THAT GUARANTOR MAY HAVE EXECUTED IN FAVOR OF BANK IN CONNECTION WITH THE OBLIGATIONS OR LIABILITIES OF BORROWER.

21. NON-RECOURSE GUARANTY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS LIMITED GUARANTY IS A NON-RECOURSE GUARANTY AND ACCORDINGLY GUARANTOR SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY LIABILITIES OR OBLIGATIONS AND BANK'S REMEDIES SHALL BE LIMITED TO THE AMOUNT BANK OBTAINS FROM THE COLLATERAL DESCRIBED IN PARAGRAPH 15 HEREOF.



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IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed under seal on this 26th day of October, 2001.


                                                   GUARANTOR:



                                                 /s/ Marshall B. Hunt   (Seal)
                                                 --------------------
                                                 MARSHALL B. HUNT, Individually


ACKNOWLEDGMENT

State of Georgia                    )
                                    )
County of Cobb                      )


This instrument was acknowledged before me on October 26, 2001, by Marshall B. Hunt.

                                               /s/ Suzanne Mason       (Seal)
                                               ------------------------
                                               Notary Public
                                               in and for the State of Georgia


Notary Public, Cobb County, Georgia            Suzanne Mason
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My Commission Expires:  May 16, 2003           Print Name of Notary



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